BECK, MACK & OLIVER GLOBAL FUND (the “Fund”)

Supplement dated May 28, 2014 to the Prospectus dated August 1, 2013, as supplemented on December 16, 2013

1.
The "Principal Investment Strategies" section beginning on page 1 and the "Additional Information Regarding Principal Investment Strategies" section beginning on page 14 of the Prospectus are hereby amended by adding the following as the third and fourth paragraphs, respectively, in each section:

From time to time, the Fund may hedge its foreign currency exposure versus the U.S. dollar by employing forward foreign currency contracts. The Fund may do so when the Adviser believes the Fund’s exposure to a foreign currency will detract from the value of an investment, as measured in U.S. dollars, because the Adviser anticipates the relevant foreign currency may depreciate relative to the U.S. dollar.

2.	The "Principal Investment Risks" section beginning on page 2 of the Prospectus is hereby amended by adding the following paragraphs:

Currency Exchange Rate Risk.  Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s investments.  Currency exchange rates can be very volatile, changing quickly and unpredictably.  Therefore, the value of an investment in the Fund may also change quickly and unpredictably.

Currency Hedging Risk.  Although the Fund may attempt to minimize the impact on the value of Fund shares of changes in the value of foreign currencies against the U.S. dollar, these strategies may not be successful.  In addition, the Fund’s exposure to foreign currencies may not be fully hedged at all times.

Forward Foreign Currency Contract Risk. Entering into forward foreign currency contracts will generate profits or losses for the Fund based on movements in the currencies in which the contracts are denominated. Forward contracts are subject to counterparty risk.

3.	In the table in the section entitled “Additional Information Regarding Principal Investment Risks” on page 18 of the Prospectus, the following is added:

Investment Risks	Beck, Mack & Oliver Global Fund	Beck, Mack & Oliver Partners Fund
Currency Exchange Rate Risk	X
Currency Hedging Risk	X
Forward Foreign Currency Contract Risk	X

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4.	The "Additional Information Regarding Principal Investment Risks" section beginning on page 19 of the Prospectus is hereby amended by adding the following paragraphs:

Currency Exchange Rate Risk.  Changes in currency exchange rates may affect the U.S. dollar value of a Fund’s investments, including foreign securities, forward contracts, money market instruments or other high quality debt securities, or ETFs that invest in those instruments.  To the extent that a foreign government moves to devalue a currency to which a Fund has exposure, such action could cause the Fund to lose money.

Currency Hedging Risk. The effectiveness of a Fund’s currency hedging strategy will in general be affected by interest rates and the volatility of the U.S. dollar relative to the currencies hedged. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in geographic regions in which the Fund invests. Volatility of the U.S. dollar relative to other currencies will generally reduce the effectiveness of the Fund’s currency hedging strategy. In addition, significant differences between U.S. dollar interest rates and foreign currency interest rates may affect the effectiveness of a currency hedging strategy.

While hedging can reduce or eliminate losses from currency fluctuations, it can also reduce or eliminate gains. The Fund’s exposure to the value of the currencies in which the Fund is invested may not be fully hedged at all times.

Currency hedging strategies may fail, including because governments, from time to time, intervene in the currency markets in order to influence prices. In this regard, a government may adopt policies designed to directly or indirectly influence foreign exchange rates with respect to its currency. As a result, hedging transactions with respect to such a currency may not successfully reduce the currency risk included in the Fund’s portfolio.

In addition, investors seeking to trade in foreign currencies may have limited access to certain currency markets from time to time due to a variety of factors, including government regulations, adverse tax treatment, exchange controls, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity and pricing of the financial instruments that are used by the Fund to hedge exposure to foreign currencies. If the Fund’s ability to transact in such financial instruments is impaired, the Fund may not be able to achieve its investment objective.

Forward Foreign Currency Contract Risk. Forward foreign currency contracts are obligations to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are over-the-counter investments that expose the Fund to counterparty risk. Entering into forward currency transactions also exposes the Fund to currency exchange rate risks, described elsewhere in this section. While using forward currency contracts to hedge currency exposures could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. There is no assurance that these foreign currency forward contracts will be effective in hedging fluctuations in the value of these currencies against the U.S. dollar.

5.	Effective August 1, 2014, the name of the Fund will be changed to the Beck, Mack & Oliver International Fund.

6.
Effective August 1, 2014, the first three paragraphs of the current "Principal Investment Strategies" section beginning  on page 1 and the "Additional Information Regarding Principal Investment Strategies" section beginning on page 14 of the Prospectus will be deleted in their entirety and replaced with the following:

The Fund invests primarily in the equity securities of non-U.S. companies of any size, including those located in emerging markets. For the purposes of this policy, equity securities include common stock, sponsored American Depositary Receipts (“ADRs”) and securities convertible into common stock. The Adviser focuses on those equity securities that the Adviser believes have above average earnings or revenue growth and/or potential price appreciation. The Fund also invests in companies that the Adviser believes are experiencing growth, but whose growth the Adviser believes has not been recognized by the market.

The Fund limits its investments in any one country to 25% of its total assets. The Fund may also invest in pooled investment vehicles, including private equity funds and investment companies that the Adviser believes provide similar earnings, revenue or growth potential as the equity securities in which the Fund principally invests.

From time to time the Fund may hedge its foreign currency exposure versus the U.S. dollar by employing forward currency contracts. The Fund may do so when the Adviser believes the Fund’s exposure to a foreign currency will detract from the value of an investment, as measured in U.S. dollars, because the Adviser anticipates the relevant foreign currency may depreciate relative to the U.S. dollar.

7.
Effective August 1, 2014, the MSCI All Country World Index ex United States (“MSCI ACWI ex US”) will become the Fund’s primary benchmark.  The Fund’s current primary benchmark is the MSCI World Index.  The Fund is changing its primary benchmark because the Adviser believes the MSCI ACWI ex US is the best comparative representation to the Fund’s portfolio based on a number of factors, including the current orientation of the portfolio toward non-U.S. securities and the intention to remain focused primarily on non-U.S. markets going forward. Also, the MSCI ACWI ex US encompasses emerging markets, unlike the MSCI World Index, and over the last five years has become the index standard for international mutual funds where exposure includes both developed and developing markets.

For more information, please contact a Fund customer service representative toll free at (800) 943-6786.

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PLEASE RETAIN FOR FUTURE REFERENCE.

BECK, MACK & OLIVER GLOBAL FUND (the “Fund”)

Supplement dated May 28, 2014 to the Statement of Additional Information dated August 1, 2013, as supplemented on December 16, 2013

1.	The "Foreign Securities Forward Contracts" section on page 12 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

E. Foreign Securities Forward Contracts

1.	General

The Global Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Global Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. The Global Fund generally enters into forward contracts to hedge against risks arising from securities the Global Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Global Fund will not have more than 25% of its total assets committed to forward contracts or maintain a net exposure to forward contracts that would obligate it to deliver an amount of foreign currency in excess of the value of the Global Fund’s investment securities or other assets denominated in that currency. The Global Fund may cure any net exposure to forward contracts resulting from the sale of a security within five (5) business days.

If the Global Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Global Fund into the currency. The Global Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

2.	Risks

Foreign currency transactions involve certain costs and risks. The Global Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Global Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Global Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Global Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due, which may result in a loss to the Global Fund.

2.	Effective August 1, 2014, the name of the Fund will be changed to the Beck, Mack & Oliver International Fund.

For more information, please contact a Fund customer service representative toll free at (800) 943-6786.

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.